                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                AUGUST 1, 1996
                               ----------------
                               (DATE OF REPORT)



                              UGI UTILITIES, INC.
                          ---------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            PENNSYLVANIA             1-1398             23-1174060
          -----------------------------------------------------------
        (STATE OR OTHER JURISDICTION  (COMMISSION FILE    (IRS EMPLOYER
         INCORPORATION)                   NUMBER)           ID NUMBER)



                             100 KACHEL BOULEVARD
                    GREEN HILLS CORPORATE CENTER, SUITE 400
               READING, PENNSYLVANIA                      19607
               -------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                (610) 796-3400
                 --------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Utilities, Inc.                                           Form 8-K
Page 2                                                        August 1, 1996


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

               (1) Form of Agency Agreement between UGI Utilities, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation

               (4) Instruments defining the rights of security holders, including indentures

                         (i)   Form of fixed rate Series B Medium-Term Note

                         (ii)  Form of floating rate Series B Medium-Term Note

                         (iii) Form of Calculation Agent Agreement dated
                               August 1, 1996 between UGI Utilities, Inc. and First Union National Bank

                         (iv) Form of Officers' Certificate establishing series under the Indenture


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UGI Utilities, Inc.
                                              -------------------
                                              (REGISTRANT)


                                              By: /s/ John C. Barney
                                                  ----------------------
                                                  John C. Barney
                                                  Vice President -
                                                  Finance and Accounting

Date: August 1, 1996

UGI Utilities, Inc.                                           Form 8-K
Page 3                                                        August 1, 1996



                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                       Description
- -----------                                       -----------
  (c)(1)                      Form of Agency Agreement between UGI Utilities,
                              Inc. and Donaldson, Lufkin & Jenrette Securities
                              Corporation

  (c)(4)(i)                   Form of fixed rate Series B Medium-Term Note

  (c)(4)(ii)                  Form of floating rate Series B Medium-Term Note

  (c)(4)(iii)                 Form of Calculation Agent Agreement dated August
                              1, 1996 between UGI Utilities, Inc. and First
                              Union National Bank

  (c)4(iv) Form of Officers' Certificate establishing series under the Indenture